Mentor Institutional Trust
Mentor Perpetual International Portfolio
Annual Report, October 31, 1997

Message from the Chairman and President
--------------------------------------------------------------------------------

It is our privilege to send you the Mentor Institutional Trust Annual Report for the Perpetual International Portfolio for the year ended October 31, 1997.


Mentor Institutional Trust is part of Mentor Investment Group, a firm that provides diversified investment management services to a broad range of investors including corporations, foundations, endowments, municipalities, public funds, and individual investors. Seven different investment styles are available to investors through Mentor, in both mutual funds and separately-invested portfolios.


The Annual Report that follows provides commentary from the management teams of the award-winning British investment firm, Perpetual.

                            Mentor Investment Group
                            Seven Investment Styles

                                [GRAPH]

     [LISTED IN ORDER FROM LOWER RISK AND REWARD TO HIGHER RISK AND REWARD]

                                CASH MANAGEMENT
                              ACTIVE FIXED INCOME
                              BALANCED MANAGEMENT
                           TACTICAL ASSET ALLOCATION
                      LARGE-CAPITALIZATION QUALITY GROWTH
                       GLOBAL/INTERNATIONAL EQUITY GROWTH
                        SMALL/MID-CAPITALIZATION GROWTH

Mentor Institutional Trust
Mentor Perpetual International Portfolio
Annual Report, October 31, 1997

Message from the Chairman and President (continued)
--------------------------------------------------------------------------------

In the commentary they present their perspectives on the markets and their strategies for investing your assets in international securities. Complete performance information for the Portfolio, relative to the EAFE (Europe, Australia, and the Far East) Index, is also included.


Please review the information carefully. Should you have questions, please call your consultant, or call us directly, (800) 382-0016. On behalf of all of us at Mentor Investment Group, we thank you for your investment in the International Portfolio of Mentor Institutional Trust.


Sincerely,





/s/Daniel J. Ludeman     /s/ Paul F. Costello
--------------------     --------------------
Daniel J. Ludeman            Paul F. Costello
Chairman and CEO             President


                         [MENTOR INVESTMENT GROUP LOGO]



                              The Mentor Mission
To provide professional investment management services through a firm that is second to none in the quality of its investment process, the skill and training of its professionals, and the commitment, shared by all its associates, to deliver the highest level of service and ethical behavior to clients.



   For more information and prospectuses for Mentor Funds and the Portfolios of Mentor Institutional Trust, please call us, (800)382-0016, or contact your consultant. The prospectuses contain complete information regarding fees, sales charges, and expenses. Please read them carefully before investing or sending money.

Mentor Perpetual International Portfolio
Managers' Commentary
--------------------------------------------------------------------------------

Overall, world equity markets made modest gains during the 12-months ended October 31, 1997, with the Morgan Stanley Capital Europe Australia and Far East
(EAFE) Index rising by 4.9%. However, world markets can be split in two with the major markets of the Western Hemisphere - the United States, Europe and Latin America - showing good gains, while those in the Eastern Hemisphere delivered losses. Although international investors took heart from the American "Goldilocks" scenario (economic growth that is neither too hot nor too cold, but just right), problems specific to the Asian economies undermined investor confidence in those markets over the summer and autumn months.


Europe

The major European markets were all strong. Economies began to emerge from a sustained period of sluggish growth, particularly as exports were boosted by the relative weakness of European currencies against the dollar. Despite better rates of growth, central banks kept monetary policy loose as unemployment remained at levels not seen since the 1930s. Bond markets received a further boost as investors became convinced that European Monetary Union was nearly certain to commence in January, 1999. Throughout the region, except for Switzerland, bond yields converged on German rates. Because of the Bundesbank's success in restraining inflation, German rates have traditionally been the lowest on the continent. Yield convergence also sparked spectacular rises in the equity markets of traditionally high inflation/high interest rate countries. Overall, the MSCI Europe ex. UK Index moved ahead by 25.3% in dollar terms.


UK

Unlike the rest of Europe, the UK did not enjoy low or falling interest rates. With the UK staying out of at least the initial round of EMU, the Bank of England was able to respond to a strong domestic economy by pushing up rates. This rise in rates helped propel pound sterling higher, and so caused exports to sag, another contrast with the Continent. Even so, the UK for the first time in the post-war period was the high growth, low inflation economy of Europe. Investors were not frightened away by an incoming Labour government, as it promised to be as pro-business as its Conservative predecessor. Against this background, in dollar terms the MSCI UK Index was up 28.6%.


Japan

Although the stock market and the currency rallied in the middle of the period, the past 12 months were once again disappointing for investors in Japan. Domestic institutions dumped stocks in favor of bonds, with the yield on the long

Mentor Perpetual International Portfolio
Managers' Commentary (continued)
--------------------------------------------------------------------------------

bond falling to 1.60% - possibly the lowest yield seen on a major bond market for more than 400 years - and overwhelmed foreign buying of stocks. Economic recovery ran out of steam; indeed the decline in GDP in the second quarter of 1997 was the second biggest decline in quarterly output in the post-war period. Having pledged itself to deficit reduction and having already brought money rates down to little above zero, the government had apparently run out of options to cope with renewed recession. The outlook for corporate profits, outside selected export industries, deteriorated, and the potential for a number of collapses in the banking and insurance sector never receded. The MSCI Japan Index was down 18.0% in dollar terms, with smaller companies particularly hard hit.


Asia (Excluding Japan)

During the past 12 months the Asian dream turned into a nightmare. The MSCI Pacific ex. Japan Index fell by 25.5% in dollar terms, but behind that were collapses in a number of stock markets widely favored by foreign investors. The Bangkok SET Index fell by 69.5%, the Kuala Lumpur Composite Index by 57.1%, the Jakarta SE Index by 43.1% and the Korean Composite Index by 46.7%, all in dollar terms. For these countries, as well as elsewhere in much of Asia, disappointing export growth brought a slowdown in economic growth and balance of payments problems. This left their currencies vulnerable to speculators' attacks, and unsuccessful attempts by central banks to maintain exchange rates led to collapses in both currencies and stock markets. Moreover, the slowdown in growth rates made it apparent that after years in which capital-investment-to-GDP ratios generally exceeded 25%, and in some cases 40%, there was considerable over-capacity in manufacturing and real estate. Since much of this investment had been financed in US dollars rather than local currencies, servicing borrowings became a major problem for Asian corporations. Consequently the strength of Asian banks was seriously undermined. It is estimated that in Thailand, the most extreme example so far, approximately one third of bank loans may be bad.

The one major exception to this gloomy scenario was Hong Kong. The changeover in sovereignty from the UK to China transpired without problems. However, late in the period the Hong Kong dollar came under attack by speculators despite the territory's good fundamentals. The government's determination to defend the exchange rate, at whatever the cost in terms of higher interest rates, caused a sell-off in October in this market dominated by real estate and banking concerns. Over the 12 months the Hang Seng Index fell by 14.8% in dollar terms.

Mentor Perpetual International Portfolio
Managers' Commentary (continued)
--------------------------------------------------------------------------------

Latin America

The contrast with Asia could hardly be greater. These markets rewarded investors, with the MSCI EMF Latin America Index up 24.1% in dollar terms for the 12-month period. Balance of payments problems receded as exports grew healthily. Governments were successful in getting public sector expenditures under control, and in reducing inflation rates to less than 10% per annum. This contrasts to the 10% per month more typically experienced in the past. With stocks generally trading at P/E's relatively low by international standards, Latin America offered investors the promise which Asia had offered in the past
- superior growth at discounted valuations - and so foreign capital flowed into these markets.


Outlook

Large questions, and risks, loom for investors over the next 12 months. Will the American Goldilocks meet at least one bear? Can the European move to monetary union be sustained? Will the Japanese economy fall back into interminable recession or will its financial sector collapse? Will other Asian economies and stock markets simply free-fall? Will the Asian flu prove contagious?

Without ignoring these risks, we wish to be relatively optimistic. Given the already rich valuation of American shares, a correction, or series of corrections, on Wall Street is likely. A prolonged bear market is not likely, however, and high valuations alone should not deter investment. While international markets do reflect moves on Wall Street, a series of corrections need not hold back their progress.

In Europe progress toward EMU seems unstoppable. Probably the maximum political danger to monetary union has passed and stronger growth should lessen the human cost in terms of unemployment. However, some tightening of monetary policy can be expected to occur, especially as the Bundesbank will not want the EMU to be considered a "soft" currency. The damage to stock markets caused by rising rates will be minimized by a wave of cross-border mergers and acquisitions. M & A activity has already commenced as European companies jockey for position before January, 1999.

In the UK the pressure for rising rates has already peaked as the signs mount that the economy is beginning to slow. With the new Labour government adopting a friendlier position towards the EMU, a shadowing of European rates is likely to occur. This could provide a second leg to the UK equity bull market, particularly as British stocks are attractively valued by international standards.

Mentor Perpetual International Portfolio
Managers' Commentary (continued)
--------------------------------------------------------------------------------

Japan will probably not fall into prolonged recession, although a period of lackluster growth is certain. While a tightening in fiscal policy will have a contractionary influence, it should be more than offset by continued buoyancy in exports and by an uptick in consumer expenditures. This should be especially true since huge amounts of personal sector savings now earn virtually no return. In the short term, a series of bankruptcies in the financial sector will continue to cause considerable stock market volatility. Longer term, however, Japan can not return to financial health without ridding itself of a number of weak, mismanaged banks, insurance companies and brokers which have been effectively rendered insolvent by bad debts and hidden losses. Bad news today is good news for tomorrow.

Asian stock markets remain problematic. After many years of economic and stock market boom, it would be wrong to expect a bust of only a few months. The magnitude of the burden of corporate bankruptcy and the consequent need for financial sector reconstruction can not be overcome quickly. As virtually everything has been sold down, bargains have been created in sound companies amid the wreckage.

In contrast, the Latin American story looks compelling. Although a history of disappointing performance cautions investors against complacency, the mix of sound government policy, strong profit growth and appealing stock price valuations promises high returns in these high risk markets.

For the world as a whole, there is benefit (as well as pain in the form of reduced export prospects) from the Asian collapse. Asian deflation should more than offset any inflationary pressure which might build as Western economies grow. Consequently, the interest rate outlook remains very benign for equity investors.

The objective of the Mentor Perpetual International Portfolio remains to seek long-term capital appreciation by investing in a diversified portfolio and equity securities of issuers outside the U.S.

While the managers seek to invest the Portfolio in accordance with their proprietary equity selection process, there is no guarantee of investment success. Past performance does not guarantee future comparable results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures represent change in investment value after reinvesting all dividends.

Mentor Perpetual International Portfolio
Managers' Commentary (continued)
--------------------------------------------------------------------------------

                             Performance Comparison

Comparison of change in value of a hypothetical $10,000 purchase in Mentor Perpetual International Portfolio Class A and Class B Shares and the Morgan Stanley Capital International EAFE Index.*

                                   [GRAPH]

                    Class A             Class B             Morgan Stanley
12/27/96             $9,525             $10,000              $10,000.00
 1/31/97             $9,548             $10,048              $ 9,652.34
 2/28/97             $9,875             $10,392              $ 9,812.54
 3/31/97             $9,890             $10,408              $ 9,850.49
 4/30/97            $10,057             $10,584              $ 9,905.14
 5/31/97            $10,627             $11,144              $10,552.16
 6/30/97            $11,091             $11,680              $11,136.49
 7/31/97            $11,357             $11,960              $11,318.94
 8/31/97            $10,726             $11,288              $10,475.92
 9/30/97            $11,357             $11,936              $11,065.13
10/31/97            $10,513             $11,048              $10,217.04


                          Total Returns as of 10/31/97

                                1-Year          Since Inception**
                                 n/a                  5.11%
Class A                          n/a                  7.41%
Class B


The performance data quoted in this report are historical and do not predict future investment results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance is cited as of October 31, 1997, and includes changes in share price and reinvestment of dividends and capital gains.

 * The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of approximately 1,119 securities issued by foreign companies listed on Europe, Australia & Far East (EAFE) stock exchanges. This is a total return index with gross dividends reinvested. The performance of countries and unmanaged indexes does not reflect expenses and many do not correspond to the performance of the Portfolio, which is actively managed and incurs expenses.

 + Represents a hypothetical investment of $10,000 in Mentor Perpetual
     International Portfolio Class A Shares, after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales changes = $9,425). The Class A Shares' performance assumes the reinvestment of all dividends and distributions.

++ Represents a hypothetical investment of $10,000 in Mentor Perpetual
     International Portfolio Class B Shares. A contingent deferred sales charge will be imposed, if applicable, on Class B Shares at rates ranging from a maximum of 4.00% of amounts redeemed during the first year following the date of purchase to 1.00% of amounts redeemed during the six-year period following the date of purchase. Class B Shares are charged a redemption fee of 4.00% on any redemption less than on year from the purchase date. The Class B Shares' performance assumes the reinvestment of all dividends and distributions.

** Reflects operations on Mentor Perpetual International Portfolio Class A and
     Class B Shares from the date of initial offering on 12/27/96 through 10/31/97.

Mentor Perpetual International Portfolio
Managers' Commentary (continued)
--------------------------------------------------------------------------------
                                    [GRAPH]

                             Performance Comparison


                        Mentor Institutional Class       Morgan Stanley

5/96                            10,000                      10,000
6/96                            10,064                      10,058.73
7/96                             9,736                       9,767.25
8/96                             9,816                       9,791.18
9/96                             9,920                      10,053.76
10/96                            9,696                       9,953.38
11/96                           10,104                      10,351.89
12/96                           10,153                      10,221.21
1/97                            10,153                       9,865.86
2/97                            10,506                      10,029.61
3/97                            10,522                      10,068.40
4/97                            10,627                      10,124.26
5/97                            11,253                      10,785.59
6/97                            11,759                      11,382.84
7/97                            12,049                      11,569.33
8/97                            11,382                      10,707.66
9/97                            12,049                      11,309.91
10/97                           11,157                      10,443.05


                     Average Annual Returns as of 10/31/97

                                        1-Year          Since Inception**
Institutional Class                     15.07%               7.99%


The graph compares the investment performance of the Mentor Perpetual International Portfolio Institutional Class, from its inception date to the index that is most representative of the Portfolio. The graph reflects the performance of a $10,000 investment from the date the Portfolio started through October 31, 1997. Returns do not reflect taxes payable on distributions.

In comparing the performance of a portfolio to an index, you should keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities that make up the index. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.

The performance data quoted in this report are historical and do not predict future investment results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Performance is cited as of October 31, 1997, and includes changes in share price and reinvestment of dividends and capital gains.

 + Represents a hypothetical investment of $10,000 in Mentor Perpetual
     International Portfolio Institutional Class Shares. The Institutional Class Shares' performance assumes the reinvestment of all dividends and distributions.

 * The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, and Far East) World Index is an unmanaged index of approximately 1119 securities issued by companies listed on European, Australian, and Far Eastern stock exchanges. It contains no US equities and is therefore a broadly diversified proxy for international performance. This is a total return index with gross dividends reinvested. The Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Portfolio's performance. Investors cannot invest in the index. The performance of countries and unmanaged indexes does not reflect expenses and may not correspond to the performance of Mentor Perpetual International Portfolio, which is actively managed and incurs expenses.

** Reflects operations of Mentor Perpetual International Portfolio
      Institutional Class from the date of commencement of operations on 5/29/96 through 10/31/97.

Mentor Perpetual International Portfolio
Portfolio of Investments
October 31, 1997


                                Percent of Net Assets     Shares     Market Value
-------------------------------------------------------------------------------------
Preferred Stock                  0.09%
-------------------------------------------------------------------------------------
Brazil
 CESP CIA Energ SAO (cost $79,009)                       3,080      $   58,669
-------------------------------------------------------------------------------------
Common Stocks                   85.85%
-------------------------------------------------------------------------------------
Argentina                                        0.89%
 Banco Rio de La Plata SA-*                                2,560          26,880
 Disco SA-*                                                3,000         121,500
 Perez Companc SA-                                        11,430         142,731
 Siderar SA (a)                                            3,600         142,070
 Telecom Argentina SP-                                     4,800         121,500
 Telefonica de Argentina SA-                               2,060          57,938
-------------------------------------------------------------------------------------
                                                                         612,619
-------------------------------------------------------------------------------------
 Belgium                                          0.59%
 Electrabel*                                               1,800         402,433
-------------------------------------------------------------------------------------
 Brazil                                           2.48%
 Brazil Fund, Inc.                                         2,540          54,770
 Cemig CIA Energetic- (a)                                  7,290         291,018
 Centrais Eletrobras-                                     13,990         304,557
 CESP CIA Energ SAO-*                                      3,800          72,384
 Pao De Acucar #                                           6,230         118,672
 Petroleo Brasileiro SA-                                   9,000         178,783
 Telebras-                                                 5,500         558,250
 Vale Do Rio Doche-                                        6,270         122,846
-------------------------------------------------------------------------------------
                                                                       1,701,280
-------------------------------------------------------------------------------------
Chile                                            0.87%
 Banco BHIF-                                               5,200          90,025
 Chilectra SA-                                             4,250         114,810
 Embotella Andina-                                         3,500          84,000
 Enersis SA-                                               3,760         124,080

Mentor Perpetual International Portfolio
Portfolio of Investments
October 31, 1997


                              Percent of Net Assets      Shares    Market Value
-------------------------------------------------------------------------------------
Common Stocks (continued)
-------------------------------------------------------------------------------------
Chile (continued)
 Santa Isabel SA-                                         3,630      $   67,155
 CIA Telecom Chile-                                       4,130         114,608
-------------------------------------------------------------------------------------
                                                                        594,678
-------------------------------------------------------------------------------------
China                                           0.06%
 Huaneng Power International, Inc.-*                      2,000          44,000
-------------------------------------------------------------------------------------
Finland                                         1.99%
 Huhtamaki OY                                            11,000         451,671
 Nokia (AB) OY                                           10,500         914,910
-------------------------------------------------------------------------------------
                                                                      1,366,581
-------------------------------------------------------------------------------------
France                                          4.85%
 Atos SA*                                                 3,110         348,215
 Carbone Lorraine                                         2,000         528,730
 Entrelec*                                                3,000         117,150
 Generale Des Eaux-Warrants                                 780             411
 Geneset SA-*                                            10,000         190,000
 ISIS*                                                    3,600         419,874
 PIN-Printemps                                            2,000         911,628
 Serp Recyclage*                                          3,250         150,217
 Total SA- Class B                                        6,000         663,505
-------------------------------------------------------------------------------------
                                                                      3,329,730
-------------------------------------------------------------------------------------
Germany                                         5.13%
 Allianz AG                                               1,700         382,708
 Pfeiffer Vacuum Tech -*                                  4,900         159,250
 Porsche AG                                                 500         736,422
 VIAG AG                                                  4,820       2,245,493
-------------------------------------------------------------------------------------
                                                                      3,523,873
-------------------------------------------------------------------------------------

Mentor Perpetual International Portfolio
Portfolio of Investments
October 31, 1997


                              Percent of Net Assets      Shares     Market Value
-------------------------------------------------------------------------------------
Common Stocks (continued)
-------------------------------------------------------------------------------------
Great Britain                                  18.88%
 Abbey National PLC                                       35,000      $556,207
 BAT Industries PLC                                       37,400       328,035
 BAA PLC                                                  47,000       432,710
 Barclays PLC                                             15,000       378,484
 Bass                                                     30,000       414,674
 British Aerospace PLC                                    14,000       372,251
 British Airways                                          36,000       351,342
 British Biotech*                                        190,000       323,110
 British Telecom                                          55,100       417,043
 BurMah Castrol                                           20,000       340,451
 Centrica*                                               180,200       252,100
 Commercial Union                                         24,000       336,565
 Dalgety                                                  75,000       308,492
 Enterprise Oil                                           45,500       507,712
 General Accident                                         11,000       182,733
 Glaxo Wellcome                                           11,400       243,718
 Granada Group                                            24,500       336,598
 Grand Metropolitan                                       40,000       359,551
 Great Univeral Stores                                    25,000       297,183
 Greenalls Group PLC                                      50,000       295,717
 Lloyds TSB Group                                         17,000       207,496
 Medeva                                                   98,300       338,452
 National Westminster                                     22,600       326,398
 Powergen                                                 30,000       332,493
 Prudential Corporation PLC                               27,000       287,482
 Rank Organisation PLC                                    70,000       389,375
 Reckitt & Colman                                         10,000       152,718
 Rolls Royce                                              75,000       263,569
 Safeway                                                  60,000       391,553
 Scotia Holdings*                                         30,000       198,541
 Shell                                                    43,000       304,387
 Smith (W.H.) Group                                       25,000       158,330

Mentor Perpetual International Portfolio
Portfolio of Investments
October 31, 1997


                              Percent of Net Assets      Shares     Market Value
-------------------------------------------------------------------------------------
Common Stocks (continued)
-------------------------------------------------------------------------------------
Great Britain (continued)
 SmithKline Beecham PL                                    32,000     $   302,653
 Stakis                                                  180,000         292,533
 Standard Chartered                                       46,500         503,678
 Tesco PLC                                                43,300         342,240
 United Utilities                                         36,300         440,937
 UTD Assurance Group CNV                                  15,000           1,634
 Vickers                                                 140,000         534,803
 Whitbread PLC                                            12,500         165,869
-------------------------------------------------------------------------------------
                                                                      12,969,817
-------------------------------------------------------------------------------------
Hong Kong                                       5.07%
 Asia Satellite                                            8,000          19,250
 Beijing Enterprises*                                      2,000           6,688
 CDL Hotels International                                 51,400          14,795
 Cheung Kong Holdings                                     36,000         250,323
 China Aerospace International                           253,800          99,320
 China Light & Power                                      32,000         168,486
 China Pharmaceutical                                    700,000         112,290
 China Telecommunication*                                120,000         191,721
 China Travel International                              150,000          61,610
 Citic Pacific Limited                                    82,000         392,497
 Dah Sing Financial                                        8,000          20,078
 First Tractor Company*                                  143,000         110,996
 Giordano International                                  320,000         117,982
 GZI Transport                                           100,000          32,341
 GZI Transport - Warrants*                                16,000             435
 Hang Seng Bank                                            5,000          43,499
 Hon Kwok Land Investment                                110,000          23,622
 Hong Kong Electric                                       80,000         271,151
 Hong Kong Telecom, Ltd.-                                 53,029         101,530
 HSBC Holdings PLC                                        15,997         362,157
 Hutchison Whampoa, Ltd.                                  34,000         235,317

Mentor Perpetual International Portfolio
Portfolio of Investments
October 31, 1997


                                   Percent of Net Assets      Shares     Market Value
-------------------------------------------------------------------------------------
Common Stocks (continued)
-------------------------------------------------------------------------------------
Hong Kong (continued)
 Kwong Sang Hong International                                250,000      $   88,939
 National Mutual Asia                                         100,000          90,556
 New World Development                                         37,312         131,292
 New World Infrastructure*                                    107,000         211,785
 Road King Infrastructure                                     200,000         129,366
 Swire Pacific Limited - Class A                                8,000          42,743
 Television Broadcast, Ltd.                                    32,000          89,004
 Wharf Holdings                                                32,000          65,407
-------------------------------------------------------------------------------------
                                                                            3,485,180
-------------------------------------------------------------------------------------
Hungary                                              0.03%
 OTP Bank #*                                                      700          21,613
-------------------------------------------------------------------------------------
India                                                0.28%
 India Cement #                                                15,000          39,375
 Tata Electric Cies#*                                             500         150,000
-------------------------------------------------------------------------------------
                                                                              189,375
-------------------------------------------------------------------------------------
Indonesia                                            0.12%
 BAT Indonesia*                                                 4,000          28,849
 PT London Sumatra                                             48,000          51,595
-------------------------------------------------------------------------------------
                                                                               80,444
-------------------------------------------------------------------------------------
Ireland                                              2.40%
 Bank of Ireland                                               71,300         898,933
 Elan Corporation PLC-*                                        15,000         748,125
-------------------------------------------------------------------------------------
                                                                            1,647,058
-------------------------------------------------------------------------------------
Italy                                                1.60%
 Assicurazioni General                                         17,500         390,436
 Eni SPA                                                       27,000         151,512

Mentor Perpetual International Portfolio
Portfolio of Investments
October 31, 1997


                                          Percent of Net Assets      Shares     Market Value
---------------------------------------------------------------------------------------------
Common Stocks (continued)
---------------------------------------------------------------------------------------------
Italy (continued)
 Seat SPA*                                                            12,000     $     4,810
 Telecom Italia Mobil                                                150,000         555,261
--------------------------------------------------------------------------------------------
                                                                                   1,102,019
--------------------------------------------------------------------------------------------
Japan                                                      16.23%
 Aoyama Trading Company                                               40,000       1,074,250
 Chugai Pharmaceutical*                                               53,000         426,133
 Daiwa Securities Company                                            150,000         907,957
 Fuji Electric Company                                               275,000         841,440
 House Food Industrial*                                               37,000         636,817
 Japan Tobacco                                                         1,500       1,230,980
 Mycal Corporation*                                                   95,000         908,373
 Nintendo Corportation, Ltd.                                           9,000         778,249
 Rohm Company                                                          7,000         692,608
 TDK Corporation*                                                      9,000         746,820
 Tokio Marine & Fire                                                  90,000         897,980
 Tokyo Electric Power                                                 67,000       1,281,284
 Toyoda Automatic Loom Works                                           7,000         726,033
--------------------------------------------------------------------------------------------
                                                                                  11,148,924
--------------------------------------------------------------------------------------------
Korea                                                       0.10%
 Atlantis Korean Company*                                              5,000          25,600
 Korea Housing & Commercial Bank #* (a)                                2,000          15,400
 Schroder Korea Fund*                                                  7,000          30,625
---------------------------------------------------------------------------------------------
                                                                                      71,625
---------------------------------------------------------------------------------------------
Malaysia                                                    0.26%
 Berjaya Capital BHD                                                  50,000          26,939
 Boustead Holdings BHD                                                10,000          11,311
 Genting Berhad                                                        5,000          13,990
 Leader University Holdings                                           36,000          21,860

Mentor Perpetual International Portfolio
Portfolio of Investments
October 31, 1997


                             Percent of Net Assets      Shares    Market Value
-------------------------------------------------------------------------------------
Common Stocks (continued)
-------------------------------------------------------------------------------------
Malaysia (continued)
 Malaysian Plantations                                  16,000      $    7,144
 Nanyang Press                                           8,000          13,812
 Powertek Berhad*                                       60,000          75,368
 Public Finance BHD                                     16,000           7,811
-------------------------------------------------------------------------------------
                                                                       178,235
-------------------------------------------------------------------------------------
Mexico                                         2.51%
 CEMEX SA-*                                             21,700         188,649
 CIFRA SA-                                              60,050         117,998
 Corporation GEO SA #* (a)                               5,200         108,212
 DESC SA-                                                7,122         241,275
 Empresas ICA SA-                                        6,500          86,531
 Empresas La Modern-*                                    6,750         132,047
 Fomento Economico- (a)                                 15,340         107,671
 Grupo Carso SA-                                        16,890         214,635
 Grupo Finance Bancomer #* (a)                           9,250          85,562
 Grupo Industrial Durango*                               4,100          53,300
 Grupo Televisa #*                                       4,300         133,800
 Kimberly Clark Mexico SP-                               5,760         115,200
 Panamericana Beverages-Class A                          4,490         139,190
-------------------------------------------------------------------------------------
                                                                     1,724,070
-------------------------------------------------------------------------------------
Netherlands                                    5.98%
 ABN Amro Holdings NV                                    1,300          26,087
 BAAN Company NV*                                       10,000         705,671
 IHC Caland NV                                           3,000         183,834
 ING Groep NV                                            9,000         376,443
 Ispat International NV*                                21,300         541,109
 Oce NV                                                  2,140         243,269
 Philips Electronics NV*                                 9,460         737,963
 Royal Dutch Petroleum                                   2,476         130,503
 Unilever PLC                                           72,000         534,402

Mentor Perpetual International Portfolio
Portfolio of Investments
October 31, 1997


                               Percent of Net Assets      Shares     Market Value
-------------------------------------------------------------------------------------
Common Stocks (continued)
-------------------------------------------------------------------------------------
Netherlands (continued)
 VNU-Ver Ned Uitgevers                                     26,500      $  625,610
-------------------------------------------------------------------------------------
                                                                        4,104,891
-------------------------------------------------------------------------------------
Norway                                           0.22%
 Orkla ASA-Class A                                          1,670         152,738
-------------------------------------------------------------------------------------
Peru                                             0.19%
 CPT Telefonica Del Peru                                    6,600         130,350
-------------------------------------------------------------------------------------
Philippines                                      0.21%
 Ayala Corporation                                         37,500          13,791
 Benpres Holdings #*                                       29,000         134,125
-------------------------------------------------------------------------------------
                                                                          147,916
-------------------------------------------------------------------------------------
Singapore                                        0.72%
 City Developments                                         16,000          67,026
 Development Bank Singapore                                 4,000          37,322
 GP Batteries International                                43,000         125,547
 Overseas Union Bank                                       68,000         226,595
 Singapore Press Holdings                                   3,000          41,320
-------------------------------------------------------------------------------------
                                                                          497,810
-------------------------------------------------------------------------------------
Spain                                            5.66%
 BCO Central Hispanoam                                     42,200         779,635
 Continente SA                                             32,605         637,540
 Corporacion Financiera Alba                                  515          56,223
 Iberdrola SA                                             100,000       1,191,699
 Prosegur Seguridad Compania                               98,294       1,097,317
 Viscofan Envolturas Celulos                                6,010         123,279
-------------------------------------------------------------------------------------
                                                                        3,885,693
-------------------------------------------------------------------------------------

Mentor Perpetual International Portfolio
Portfolio of Investments
October 31, 1997


                                                 Percent of Net Assets      Shares     Market Value
---------------------------------------------------------------------------------------------------
Common Stocks (continued)
---------------------------------------------------------------------------------------------------

Sweden                                                             4.07%
 Astra AB-Class A                                                            34,000     $   548,095
 BPA AB                                                                     115,000         283,440
 Celsisu AB-Class B                                                           6,500         108,247
 Ericsson LM-Class B                                                         20,000         879,297
 Securitas AB-Class B                                                         3,920         104,450
 Skandinaviska Enskili-Class A                                                3,210          34,640
 Svenska Handels Banken-Class A                                              26,580         839,257
---------------------------------------------------------------------------------------------------
                                                                                          2,797,426
---------------------------------------------------------------------------------------------------
Switzerland                                                        4.00%
 Credit Suisse Group                                                          3,000         421,069
 Nestle SA                                                                      220         308,862
 Novartis AG                                                                    840       1,310,790
 Roche Holding AG                                                                50         437,791
 Zurich Versicherunswf                                                          650         267,335
---------------------------------------------------------------------------------------------------
                                                                                          2,745,847
---------------------------------------------------------------------------------------------------
Taiwan                                                             0.07%
 Taipei Fund @*                                                                   4          32,600
 Taiwan Semiconductor @*                                                      1,000          18,000
---------------------------------------------------------------------------------------------------
                                                                                             50,600
---------------------------------------------------------------------------------------------------
Thailand                                                           0.18%
 Bangkok Bank                                                                35,000         121,739
---------------------------------------------------------------------------------------------------
Venezuela                                                          0.21%
 CIA Anonima Telefonos                                                        3,400         148,750
---------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $60,606,510)                                                   58,977,314
---------------------------------------------------------------------------------------------------
Total Long-Term Investments (cost $60,685,519)                                           59,035,983
---------------------------------------------------------------------------------------------------

Mentor Perpetual International Portfolio
Portfolio of Investments
October 31, 1997


                                                                        Principal
                                              Percent of Net Assets       Amount       Market Value
---------------------------------------------------------------------------------------------------
Short-Term Investment                          6.98%
---------------------------------------------------------------------------------------------------
Repurchase Agreement
 Goldman Sachs & Company
   Dated 10/31/97, 5.72%, due 11/03/97,
   collateralized by Federal Home Loan
   Mortgage Corporation, $4,876,431, 7.00%,
   7/01/27, market value $4,899,289,
   (cost $4,796,832)                                                   $4,796,832     $ 4,796,832
---------------------------------------------------------------------------------------------------
Total Investments (cost $65,482,351)          92.92%                                   63,832,815
---------------------------------------------------------------------------------------------------
Other Assets less Liabilities                  7.08%                                    4,861,096
---------------------------------------------------------------------------------------------------
Net Assets                                   100.00%                                  $68,693,911
---------------------------------------------------------------------------------------------------

     * Non-income producing.
     - American Depository Receipts.
     # Global Depository Receipts.
     @ International Depository Receipts.
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.


See notes to financial statements.

Mentor Perpetual International Portfolio
Statement of Assets and Liabilities
October 31, 1997
--------------------------------------------------------------------------------


Assets
 Investments, at market value* (Note 2)
   Investment securities                                                                    $ 59,035,983
   Repurchase agreements                                                                       4,796,832
---------------------------------------------------------------------------------------------------------
    Total investments                                                                         63,832,815
---------------------------------------------------------------------------------------------------------
 Cash                                                                                             54,521
 Collateral for securities loaned (Note 2)                                                     2,943,048
 Receivables
   Dividends and interest                                                                        120,731
   Fund shares sold                                                                            7,916,026
   Investments sold                                                                              171,253
 Deferred expenses (Note 2)                                                                       14,693
---------------------------------------------------------------------------------------------------------
    Total assets                                                                              75,053,087
---------------------------------------------------------------------------------------------------------
Liabilities
 Payables
   Investments purchased                                                                       3,340,419
   Securities loaned (Note 2)                                                                  2,943,048
   Fund shares redeemed                                                                            3,402
   Unrealized depreciation on forward foreign currency exchange
    contracts (Note 8)                                                                             1,870
 Accrued expenses and other liabilities                                                           70,437
---------------------------------------------------------------------------------------------------------
    Total liabilities                                                                          6,359,176
---------------------------------------------------------------------------------------------------------
Net Assets                                                                                  $ 68,693,911
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Net Assets represented by:
 Additional paid-in capital                                                                 $ 70,054,521
 Accumulated undistributed net investment income                                                   8,093
 Accumulated net realized gain on investments and foreign currency related transactions          214,844
 Net unrealized depreciation on investments and foreign currency related transactions         (1,583,547)
---------------------------------------------------------------------------------------------------------
Net Assets                                                                                  $ 68,693,911
---------------------------------------------------------------------------------------------------------
Net Asset Value per Share
 Institutional Class                                                                        $      13.89
 Class A Shares                                                                             $      13.83
 Class B Shares                                                                             $      13.81
Offering Price per Share
 Institutional Class                                                                        $      13.89
 Class A Shares                                                                             $      14.67(a)
 Class B shares                                                                             $      13.81
Shares Outstanding
 Institutional Class                                                                           1,159,956
 Class A Shares                                                                                2,401,538
 Class B Shares                                                                                1,402,509
---------------------------------------------------------------------------------------------------------
    Total Shares Outstanding                                                                   4,964,003
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------


* Investments at cost is $65,482,351.
(a) Computation of offering price: 100/94.25 of net asset value.


See notes to financial statements.

Mentor Perpetual International Portfolio
Statement of Operations
Year Ended October 31, 1997
--------------------------------------------------------------------------------


Investment income
 Interest                                                        $    125,521
 Dividends*                                                           365,456
-----------------------------------------------------------------------------
   Total investment income (Note 2)                                   490,977
-----------------------------------------------------------------------------
Expenses
 Management fee (Note 4)                                              223,001
 Custodian fees                                                        98,137
 Registration expenses                                                 35,455
 Distribution fees (Note 5)                                            32,113
 Shareholder service fees (Note 5)                                     22,421
 Transfer agent fees                                                    8,147
 Shareholder reports and postage expenses                               6,973
 Organizational expenses (Note 2)                                       5,736
 Legal fees                                                             1,883
 Audit fees                                                               868
 Directors' fees and expenses                                             105
 Miscellaneous                                                             77
-----------------------------------------------------------------------------
   Total expenses                                                     434,916
-----------------------------------------------------------------------------
Deduct
 Waiver of management fee (Note 4)                                    137,516
-----------------------------------------------------------------------------
Net expenses                                                          297,400
-----------------------------------------------------------------------------
Net investment income                                                 193,577
-----------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on investments and foreign currency
   related transactions (Note 2)                                      177,630
 Change in unrealized depreciation of investments and
   foreign currency related transactions                           (1,434,574)
-----------------------------------------------------------------------------
 Net realized and unrealized loss on investments and foreign
   currency related transactions                                   (1,256,944)
-----------------------------------------------------------------------------
 Net decrease in net assets resulting from operations            $ (1,063,367)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

* Net of withholding taxes of $49,554.


See notes to financial statements.

Mentor Perpetual International Portfolio
Statements of Changes in Net Assets



                                                            Year Ended       Period Ended
                                                             10/31/97        10/31/96(a)
                                                          ---------------   -------------
Net Increase in Net Assets
Operations
 Net investment income                                     $    193,577      $    30,313
 Net realized gain (loss) on investments                        177,630         (141,811)
 Change in unrealized depreciation of investments            (1,434,574)        (148,973)
--------------------------------------------------------------------------------------------
 Decrease in net assets resulting from operations            (1,063,367)        (260,471)
--------------------------------------------------------------------------------------------
Distributions to Shareholders
 Net investment income                                          (36,772)               -
--------------------------------------------------------------------------------------------
Capital Share Transactions (Note 9)
 Net proceeds from sale of shares                            62,103,256        9,001,925
 Reinvested distributions                                        36,772                -
 Cost of shares redeemed                                     (1,087,432)               -
--------------------------------------------------------------------------------------------
 Change in net assets from capital share transactions        61,052,596        9,001,925
--------------------------------------------------------------------------------------------
Increase in net assets                                       59,952,457        8,741,454
Net Assets
 Beginning of period                                          8,741,454                -
--------------------------------------------------------------------------------------------
 End of period (including undistributed net investment
   income of $8,093 and $12,826, respectively)             $ 68,693,911      $ 8,741,454
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------


(a) For the period from May 29, 1996 (commencement of operations) to October 31, 1996.


See notes to financial statements.

Mentor Perpetual International Portfolio
Financial Highlights


                                                   Institutional Class                 Class A                Class B
                                           ----------------------------------- ----------------------- ----------------------
                                              Year             Period                  Period                  Period
                                              Ended             Ended                   Ended                  Ended
                                            10/31/97         10/31/96(b)             10/31/97(c)            10/31/97(c)
                                           ----------- ----------------------- ----------------------- ----------------------
Per Share Operating Performance
Net asset value, beginning of period       $ 12.12        $    12.50              $    12.53              $    12.53
Income from investment operations
 Net investment income                        0.15              0.04                    0.01                    0.00
 Net realized and unrealized gain
   (loss) on investments and foreign
   currency related transactions              1.67             (0.42)                   1.29                    1.28
----------------------------------------------------------------------------------------------------------------------
 Total from investment operations             1.82             (0.38)                   1.30                    1.28
Less distributions
 Dividends from income                       (0.05)
----------------------------------------------------------------------------------------------------------------------
 Total distributions                         (0.05)                  -                       -                       -
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 13.89          $    12.12            $    13.83              $    13.81
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Total Return                                 15.07%              (3.04%)               10.38%                  10.22%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

Ratios / Supplemental Data
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)  $ 16,110       $      8,741            $     33,213            $     19,371
Ratio of expenses to average net assets       1.10%              1.10%(a)                1.35%(a)                2.10%(a)
Ratio of expenses to average net assets
 excluding waiver                             1.74%              1.75%(a)                1.92%(a)                2.65%(a)
Ratio of net investment income to
 average net assets                           1.20%              0.89%(a)                0.71%(a)                0.04%(a)
Portfolio turnover rate                        107%                59%                    107%                    107%
Average commission rate on portfolio
 transactions                            $  0.0150       $     0.0295            $     0.0150           $      0.0150
----------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(b) For the period from May 29, 1996 (commencement of operations) to October 31, 1996.
(c) For the period from December 27, 1996 (initial offering of Class A and Class B shares) to October 31, 1997.


See notes to financial statements.

Mentor Perpetual International Portfolio
Notes to Financial Statements
October 31, 1997

Note 1: Organization
Mentor Institutional Trust ("Trust") was organized on February 8, 1994, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of four separate diversified portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at October 31, 1997:


         Mentor U.S. Government
              Cash Management Portfolio
              ("Cash Management Portfolio")
         Mentor Fixed-Income Portfolio
              ("Fixed-Income Portfolio")
         Mentor Perpetual International Portfolio
              ("International Portfolio")
         SNAP Fund


The assets of each Portfolio of the Trust are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.


These financial statements include only the International Portfolio.

The Portfolio currently issues three classes of shares. Class A shares are sold subject to a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases from 4.0% to 1.0% depending on when shares were purchased and how long they have been held. The Institutional Class shares are not subject to any sales charges.


Note 2: Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.

Mentor Perpetual International Portfolio
Notes to Financial Statements
(continued)

(a) Valuation of Securities


Listed securities held by the Portfolio traded on national securities exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolios as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price.


Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

(b) Repurchase Agreements


It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's possession all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.


The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

Mentor Perpetual International Portfolio
Notes to Financial Statements
(continued)

(c) Portfolio Securities Loaned


The Portfolio is authorized by the Board of Trustees to participate in securities lending transactions.


The Portfolio may receive fees for participating in lending securities transactions. During the period that a security is out on loan, Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolio records an asset and an obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolio. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolio.


At October 31, 1997, the Portfolio had loaned securities to brokers which were collateralized by cash and letter of credit. Income from securities lending activities amounted to $3,498 for the year ended October 31, 1997. The risks to the Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At October 31, 1997, the market value of the securities on loan and the related collateral were as follows:



                                       Letter of
             Securities      Cash       Credit
              On Loan     Collateral   Collateral
            ------------ ------------ -----------
Portfolio    $2,804,761   $2,943,048    $86,603


(d) Security Transactions and Interest Income


Security transactions for the Portfolio are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Dividends are recorded on ex-dividend date. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.


(e) Expenses


Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Trust expenses are allocated among

Mentor Perpetual International Portfolio
Notes to Financial Statements
(continued)

the Portfolios in proportion to their relative net assets.


(f) Federal Taxes


No provision for federal income taxes has been made since it is the Portfolio's intent to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within allowable time limit substantially all taxable income and realized capital gains.


(g) Deferred Expenses


Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.


(h) Distributions


Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferral of wash sales, gains and losses on foreign currency transactions and gains on passive foreign investment companies.


(i) Reclassification of Capital Accounts


Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.


Note 3: Dividends
Dividends are declared and paid annually by the Portfolio. Capital gains realized by the Portfolio, if any, are distributed annually.


Note 4: Investment Management and Administration Agreements
The Portfolio has entered into an Investment Advisory Agreement with Mentor Perpetual Advisors, LLC ("Mentor Perpetual"). Mentor Perpetual is owned equally by Mentor Investment Advisors, LLC and Perpetual plc., a diversified financial services holding

Mentor Perpetual International Portfolio
Notes to Financial Statements
(continued)

company. Under this agreement, Mentor Perpetual's management fee is accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Portfolio. For the year ended October 31, 1997, Mentor Perpetual earned advisory fees of $223,001 and waived $137,516 of those fees.


Mentor Investment Group, LLC ("Mentor") provides administrative personnel and services to the Portfolio, pursuant to an Administration Agreement. Mentor receives no compensation for such services. Mentor is a partially owned subsidiary of Wheat First Butcher Singer, Inc., ("Wheat") and EVEREN Capital Corporation.


Acquisition of Advisor
On August 20, 1997, Wheat entered into an Agreement and Plan of Merger ("Merger") with First Union Corporation ("First Union"), pursuant to which Wheat would be merged into First Union. First Union is a bank holding company that as of September 30, 1997, had assets of $144 billion. Upon consummation of the Merger (expected to occur as early as December of this year), First Union will become the owner of a majority of the beneficial interest in Mentor Advisors and Mentor Perpetual.


At a meeting held on October 14, 1997, the Trustees of Mentor Institutional Trust approved new Investment Advisory, Sub-Advisory and Administration Agreements which will replace the existing agreements. Each of the existing agreements will by its terms terminate upon the consummation of the Merger, since the Merger will constitute a change in control of Mentor Advisors and Perpetual Advisors for purposes of the Investment Company Act of 1940, as amended ("1940 Act"). The shareholders of each Portfolio at a meeting to be held on December 22, 1997, will vote to approve the new Investment Advisory Agreements with Mentor Advisors and Mentor Perpetual. Each new agreement is substantially identical to the existing agreements it replaces, other than its effective and termination date.


Note 5: Distribution Agreement and Other Transactions with Affiliates
The Portfolio has adopted a Distribution Plan ("the Plan") with respect to its Class B shares pursuant to Rule 12b-1 under the

Mentor Perpetual International Portfolio
Notes to Financial Statements
(continued)

Investment Company Act of 1940. Under a Distribution Agreement between the Portfolio and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of Mentor, Mentor Distributors was appointed distributor of the Portfolio. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolio pays a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolio's average daily net assets.


Mentor Distributors may select financial institutions, such as investment dealers and banks to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolio. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers.


The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to Class A and Class B shares of the Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolio to provide administrative support services to their customers who from time to time may be owners of record or beneficial owners of Class A or Class B shares of the Portfolio. In return for providing these support services, a financial institution may receive payments from the Portfolio at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares.


Presently, the Portfolio's class specific expenses are limited to expenses incurred by a class of shares pursuant to its respective Distribution Plan. For the period ended October 31, 1997, distribution fees and shareholder servicing fees were as follows:



             Distribution    Shareholder
                Fees        Servicing Fees
               Class B     Class A   Class B
            ------------- --------- --------
Portfolio      $32,113     $11,717   $10,704

Note 6: Investment Transactions
Purchases and sales of investments (excluding short-term investments), for the year ended October 31, 1997, were $74,740,358 and $22,312,357 respectively.

Mentor Perpetual International Portfolio
Notes to Financial Statements
(continued)

Note 7: Unrealized Appreciation and Depreciation of Investments
At October 31, 1997, the cost of investments for federal income tax purposes amounted to $65,485,138 and net unrealized depreciation aggregated $1,652,323 of which $2,228,424 related to appreciated securities and $3,880,747 related to depreciated securities.


Note 8: Forward Contracts
In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Portfolio may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time International Portfolio may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value. Realized gains and losses arising from such transactions are included in net gain (loss) on investments and forward foreign currency exchange contracts. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract. At October 31, 1997, Portfolio had outstanding forward contracts as set forth below.



                                                                                     Unrealized
                                    Contracts to                    In Exchange     Appreciation/
        Settlement Date            Deliver/Receive      Value           For         (Depreciation)
-------------------------------------------------------------------------------------------------------
Purchases
11/3/97      Japanese Yen            3,087,051        $ 25,667       $ 25,985         $  (318)
11/3/97      Singapore Dollar           90,992          57,754         57,809             (55)
Sales
11/28/97     French Franc              718,586         124,163        123,193            (970)
11/28/97     French Franc              390,213          67,424         66,897            (527)
-------------------------------------------------------------------------------------------------------

Mentor Perpetual International Portfolio
Notes to Financial Statements
(continued)

Note 9: Capital Share Transactions
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in capital shares were as follows:



                                                               Year Ended                   Period Ended
                                                                10/31/97                    10/31/96 (a)
                                                        Shares           Dollars        Shares       Dollars
                                                     -------------   ---------------   ---------   -----------
Institutional Class:
Shares sold                                             444,362        $ 6,032,071     721,208     $9,001,925
Shares issued upon reinvestment of distributions          3,002             36,772           -              -
Shares redeemed                                          (8,616)          (123,700)          -              -
                                                      ---------        -----------     --------    -----------
Change in net assets from capital share
 transactions                                           438,748        $ 5,945,143     721,208     $9,001,925
                                                      =========        ===========     ========    ===========
Class A: (b)
Shares sold                                           2,446,508         35,229,362           -              -
Shares redeemed                                         (44,970)          (656,144)          -              -
                                                      ---------        -----------     --------    -----------
Change in net assets from capital share
 transactions                                         2,401,538        $34,573,218           -              -
                                                      =========        ===========     ========    ===========
Class B: (b)
Shares sold                                           1,423,996         20,841,823           -              -
Shares redeemed                                         (21,487)          (307,588)          -              -
                                                      ---------        -----------     --------    -----------
Change in net assets from capital share
 transactions                                         1,402,509        $20,534,235           -              -
                                                      =========        ===========     ========    ===========

(a) For the period from May 29, 1996 (commencement of operations) to October 31, 1996.
(b) For the period from December 27, 1996 (initial offering of Class A and Class B shares) to October 31, 1997.

Mentor Perpetual International Portfolio
Independent Auditors' Report
--------------------------------------------------------------------------------

The Trustees and Shareholders

Mentor Perpetual International Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Perpetual International Portfolio, a portfolio of Mentor Institutional Trust as of October 31, 1997, and the related statement of operations for the year then ended, statements of changes in net assets for the year then ended and for the period from May 29, 1996 (commencement of operations) to October 31, 1996 and financial highlights for the year ended October 31, 1997 and for the period from May 29, 1996 (commencement of operations) to October 31, 1996 for Institutional Class shares and for the period from December 27, 1996 to October 31, 1997 for Class A and Class B shares. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perpetual International Portfolio, a portfolio of Mentor Institutional Trust, as of October 31, 1997 and the results of its operations, changes in its net assets and financial highlights for the periods specified in the first paragraph above, in conformity with generally accepted accounting principles.

                                        /s/ KPMG PEAT MARWICK LLP



Boston, Massachusetts
December 12, 1997

Trustees

Daniel J. Ludeman, Trustee & Chairman
      Chairman and Chief Executive Officer
      Mentor Investment Group, LLC


Arnold H. Dreyfuss, Trustee
      Former Chairman and Chief Executive Officer
      Hamilton Beach/Proctor-Silex, Inc.


Thomas F. Keller, Trustee
      Former Dean, Fuqua School of Business
      Duke University


Louis W. Moelchert, Jr., Trustee
      Vice President for Business & Finance
      University of Richmond


Stanley F. Pauley, Jr., Trustee
      Chairman and Chief Executive Officer
      Carpenter Company


Troy A. Peery, Jr., Trustee
      President
      Heilig-Meyers Company



Officers

Paul F. Costello, President
      Managing Director
      Mentor Investment Group, LLC


Terry L. Perkins, Treasurer
      Senior Vice President
      Mentor Investment Group, LLC


John M. Ivan, Secretary
      Managing Director/Assistant General Counsel
      Wheat First Butcher Singer, Inc.


Michael A. Wade, Assistant Treasurer
      Vice President
      Mentor Investment Group, LLC







MK 1065

                           Mentor Institutional Trust



                                Mentor Perpetual
                            International Portfolio




                          ---------------------------
                                 ANNUAL REPORT
                          ---------------------------
                                October 31, 1997









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